                                                                    EXHIBIT 10.8

             [CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED
                  AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

                           OPTUM(R) SERVICES AGREEMENT

THIS AGREEMENT, effective October 1, 2001, (Effective Date) is between Optum, a division of United HealthCare Services, Inc., (Optum) and CARExpress (Client). This Agreement and the Services Addenda describe the services Optum shall provide to Client and Participants. For services provided on or after its Effective Date, this Agreement supersedes and replaces any existing agreements between the parties relating to the same subject matter.

                                   ARTICLE 1
                                   DEFINITIONS

MEMBER: An individual who has paid a membership fee to Client, or on who's behalf a membership fee has been paid to Client and who's account is in good standing.

OPTUM SERVICES: The services to be provided to Client and Participants that are described in this Agreement and any Service Addenda.

PARTICIPANT: A Member and a Member's dependents who are eligible to receive services under this Agreement.

PLAN: A health care membership program marketed and administered by Client. The Plan may be marketed and sold to individuals, businesses, insurers or other entities providing services to health benefit plans.

SERVICES ADDENDUM: A document that describes in detail the Optum Services purchased by Client under this Agreement. There may be more than one Services Addendum. All applicable Services Addenda are listed in Section 2.1.

                                   ARTICLE 2
                                 OPTUM SERVICES

SECTION 2.1 DESCRIPTION OF SERVICES. Optum shall provide the Optum Services described in the following Services Addenda: Optum Assistance, NurseLine and Care24 Services Addenda. Each Services Addendum includes the Effective Date and pricing for the Optum Services.

SECTION 2.2 HEALTH INFORMATION WEB SITE. Optum shall maintain a Web site that contains health and well-being information (Web site) in accordance with Optum's browser and other internet standards. Client's Participants will be able to access the Web site directly or through a link from Client's proprietary web site. Optum will own or license the content on the Web site. The Web site content shall not be subject to Client's review or approval and may be modified without prior notification to Client.

The Web site will allow Participants to establish a password protected custom profile, in which Participants may:

(1) select health, behavioral and lifestyle topics;

(2) receive updated information on the selected topics;

(3) have access to certain reference and interactive tools; and

(4) sign-up to receive periodic e-mail notices and reminders.

Client acknowledges that by maintaining the Web site, Optum is not providing internet access to Client or Client's Participants. In the event that Client is required to obtain any regulatory approvals for the Web site, Client is responsible for obtaining any and all such regulatory approvals, including any necessary approvals of the content. Optum shall not be required to modify content of the Web site to obtain such regulatory approval, but Optum shall work with Client to make other modifications that may result in regulatory approval, such as requiring a password for access to the entire Web site.

SECTION 2.3 OTHER REQUESTED SERVICES. If Client requests Optum to provide services in addition to those described in this Agreement, including all Services Addenda, Optum shall provide such services upon mutual agreement of the parties at Optum's then current rates for such services. Such rates shall not include any related travel, food and lodging expenses, which are Client's responsibility.

SECTION 2.4 REPORTS. Optum shall provide Client with the standard annual Optum Service reports. Optum shal1 provide Client the reports within 45 days after the end of the reporting period. Except as otherwise provided in this Agreement, no reports shall include confidential information, including Participant identifying information.

                                   ARTICLE 3
                            COMMUNICATIONS MATERIALS

SECTION 3.1 COMMUNICATIONS MATERIALS AND ACTIVITIES. Client is responsible for the costs of all materials it produces that describe Optum and Optum Services. Such materials must contain any necessary and appropriate disclosures in accordance with Section 8.6 of this Agreement. Client shall submit to Optum for review and approval all materials produced by Client that describe Optum and Optum Services. If Client produces its own communications materials, Client shall not copyright any materials describing Optum Services. Client must receive Optum's permission before using any of Optum's copyrighted materials in Client's communications materials.

Client shall pay Optum's standard fee in the event Client requests marketing materials from Optum not specifically identified in the Services Addenda as being included in Optum's compensation. Client shall not reproduce any marketing, advertising, or promotional materials, including but not limited to, videos, brochures, posters, newsletters and any other Optum copyrighted materials provided to Client without Optum's prior written consent, unless expressly permitted by this Agreement.

SECTION 3.2 PRODUCT NAMES. Optum shall use its standard product names when providing Optum Services under this Agreement. Optum may change such product names from time to time at its sole discretion.

                                   ARTICLE 4
                    RESPONSIBILITY FOR DAMAGES AND INSURANCE

SECTION 4.1 RESPONSIBILITY FOR DAMAGES. Each party shall be responsible for any and all damages, claims, liabilities, or judgments it incurs that arise as a result of its own acts or omissions. Any costs for damages, claims liabilities or judgments incurred at any time by one party as a result of the other party's negligence or intentional wrongdoing shall be paid for or reimbursed by the other party.

SECTION 4.2 INSURANCE. During the term of this Agreement, Optum shall maintain in effect commercial general liability insurance in the amount $1,000,000 per occurrence, and $2,000,000 aggregate and professional liability insurance coverage in the amount of $5,000,000 per occurrence and $5,000,000 aggregate.

                                   ARTICLE 5
                              REGULATORY COMPLIANCE

SECTION 5.1 ERISA AND COBRA. The services set forth in this Agreement may or may not be subject to the federal Employee Retirement Income Security Act, 29 U.S.C., Section 1001, et seq. (ERISA) and/or the Consolidated Omnibus Budget Reconciliation Act of 1985, Public Law 99-272, including any state continuation laws (COBRA). Client and Optum agree that in any event Optum shall not be identified as, or understood to be, a Plan Sponsor, Plan Administrator, Administrator or Named Fiduciary, as those terms are defined in ERISA. Optum shall have no responsibility for the preparation or distribution of any plan description or summary plan descriptions or for the provision of any notices or disclosures or for the filing of any returns or reports or information required to be filed pursuant to ERISA, COBRA or the Internal Revenue Code.

SECTION 5.2 REGULATORY FILING. In the event that Client is required to file this Agreement with federal, state and local governmental authorities, Client shall be responsible for filing the Agreement with such authorities as required by any applicable law or regulation. If, following any such filing, the governmental authority requests changes to this Agreement, Optum and Client shall jointly discuss Client's response to the governmental authority. In the event any federal, state or local governmental authority requires a change to this Agreement that either Optum or Client deems to be material, either parry may request renegotiation of the affected provisions of this Agreement pursuant to
Section 8.8 of this Agreement.

                                   ARTICLE 6
                                BOOKS AND RECORDS

SECTION 6.1 MAINTAINING RECORDS. Optum shall maintain records that are usual and customary for the services provided under this Agreement and/or as required by law. Any such records shall remain the property of Optum, subject to any rights of the Participant.

SECTION 6.2 PRIVACY OF RECORDS. Optum and Client shall maintain the confidentiality of all information regarding Participants in accordance with any applicable statutes and regulations. Optum is not obligated to provide Client any information Optum obtains as a result of providing Optum Services to a Participant, unless:

(1)   the Participant consents to the disclosure of such information; or

(2) Optum determines the disclosure of such information to Client is permitted, required, or otherwise appropriate under applicable law.

Optum acknowledges that in receiving, storing, processing or otherwise dealing with information about Participants it may be fully bound by the provisions of the federal regulations governing Confidentiality of Alcohol and Drug Abuse Patient Records, 42 C.F.R. Part 2, and agrees that, if so, it shall resist, in judicial proceedings, any effort to obtain access to information pertaining to Participants that is expressly provided for in the Federal Confidentiality Regulations, 42 C.F.R. Part 2.

During and after the term of this Agreement, Optum and its related entities may use and transfer any and all information gathered under this Agreement, for research and analytical purposes.

SECTION 6.3 EXAMINATION OF RECORDS. Upon reasonable notice, during normal business hours and at a reasonable time and place, each party shall have the right to examine any records of the other party that relate to its obligations under this Agreement, including any of Client's records relating to the compensation owed Optum under this Agreement. All records maintained by either party relating to their responsibilities under this Agreement shall be kept for at least five years after the date the records were created or any applicable period required by law, whichever is longer. A party shall pay the cost of copies of any records that it requests from the other party. If one party examines the records of the other party, the examining party shall pay the examined party:

(1) the examined party's employee time spent on the examination in excess of 16 hours,

(2) any other costs incurred by the examined party in complying with the examination request.

No third party may conduct an examination without the prior written consent of the examined party. Neither party shall disclose any confidential business information of the other party without the prior written consent of that party.

SECTION 6.4 GOVERNMENT AND ACCREDITING AGENCY ACCESS TO RECORDS. The federal, state and local government and any accrediting agencies, including but not limited to The American Accreditation HealthCare Commission/URAC, and any of their authorized representatives, shall have access to, and Optum is authorized to release all information and records or copies of such, within its possession, that are pertinent to and involve transactions related to this Agreement if such access is necessary to comply with accreditation standards, statutes or regulations applicable to Optum.

                                   ARTICLE 7
                              TERM AND TERMINATION

SECTION 7.1 TERM OF THE AGREEMENT. This Agreement is for a term of one year starting on the Effective Date, and automatically renews for additional one year terms until either party terminates this Agreement pursuant to Section 7.2.

SECTION 7.2 TERMINATION OF THE AGREEMENT. This Agreement may be terminated as follows:

(1) by either party upon at least 90 days prior written notice to the other party; provided, however, that the effective date of such termination shall in no case be earlier than one year from the Effective Date,

(2) by either party, in the event of material breach by the other party, except as provided in Section 7.2 (3) below, upon at least 30 days prior written notice to the other party, unless the material breach has been cured before the end of the 30 days,

(3) by Optum, upon at least 10 days prior written notice to Client, in the event Client does not pay Optum any amount owed within 30 days of the date of an invoice,

(4)   pursuant to Sections 8.6 and 8.8,

(5) pursuant to the terms of the Adjustment of Fees Section in the Services Addenda,

(6)   automatically in the event of termination of all of the Services Addenda.

Client shall pay all fees owing under this Agreement and Optum shall provide Optum Services until the expiration of the notice period.

SECTION 7.3 NOTICE TO MEMBERS. Immediately upon final notice of termination of this Agreement, Client shall notify Members of such termination. Client and Optum must review and consent to any written notice to Members regarding such termination. Neither party shall unreasonably withhold its consent to such notices proposed by the other party.

                                   ARTICLE 8
                                  MISCELLANEOUS

SECTION 8.1 ASSIGNMENT. Except as provided in this Section, neither party may assign any of its rights and responsibilities under this Agreement to any person or entity without the prior written consent of the other party, which shall not be unreasonably withheld. Client and Optum acknowledge that persons and entities under contract with or affiliated with them may perform certain administrative services under this Agreement. Client acknowledges that assignment by Optum of all or any of its rights and responsibilities under this Agreement to any entity controlling, controlled by or under common control with Optum shall not require Client's prior written consent.

SECTION 8.2 ENTIRE AGREEMENT AND AMENDMENT. This Agreement constitutes the entire agreement between the parties in regard to its subject matter, and, except as provided in the Adjustment of Fees Section of the Services Addenda, may be amended only by a written amendment executed by both parties.

SECTION 8.3 USE OF NAMES. During the term of this Agreement, Client shall have the right to designate and make public reference to "Optum" by name in an accurate, factual manner, as the provider of Optum Services. Optum shall have the right to make public reference to Client by name in the course of identifying itself as the provider of Optum Services. Optum and Client shall not otherwise use the other's name, trademarks, or service marks without prior written approval.

SECTION 8.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

SECTION 8.5 NOTICES. Any notice under this Agreement shall be hand delivered or sent by pre-paid, first class mail to the addresses listed below. The addresses to which notices are sent may be changed by proper notice.

SECTION 8.6 COMPLIANCE WITH LAWS. Client shall substantially comply with and ensure the Plan substantially complies with all applicable laws and regulations. Except as provided below, Optum shall obtain and maintain any applicable licenses or regulatory approvals necessary for it to perform its services under this Agreement and shall substantially comply with all applicable laws and regulations.

Optum shall notify Client if Optum or a governmental authority determines that Optum must be licensed as an insurer, health service plan, health maintenance organization, prepaid limited health services organization, or other type of licensed insurer to provide Optum Services. In such event, Optum may cease providing the services that would subject Optum to such licensure, unless Optum and Client can agree upon an amendment to this Agreement that would make such licensure unnecessary. Any such cessation of services shall be effective the earlier of the date required by the governmental authority or after at least 60 days prior written notice to Client.

Due to regulatory requirements, Optum may be unable to provide its full services to all clients in all states. For example, Optum may not provide master's level counselor services in California and Nevada. In the event such restrictions are applicable to the Optum Services provided to Client, Optum will notify Client of such restrictions. Client shall make all necessary and appropriate disclosures to Participants regarding any restrictions on Optum Services. Such disclosures shall be subject to Optum's review and approva1 in accordance with Section 3.1 of this Agreement.

SECTION 8.7 RESOLUTION OF DISPUTES. In the event a dispute arises relating to this Agreement or the Services Addenda, the parties shall meet and confer in good faith in an attempt to resolve the dispute. If the dispute is not resolved within 30 days after the parties first met to discuss it and a party wishes to pursue the dispute, the party shall refer the dispute to binding arbitration in accordance with the rules established by the American Arbitration Association. Judgment upon the award rendered may be entered in any court of competent jurisdiction. The arbitrators shall have no power to award any punitive damages or exemplary damages or to ignore or vary the terms of this Agreement and shall be bound by controlling law. Any arbitration under this provision must be initiated within at least one year from the date the parties first met to discuss the dispute. The parties shall equally share the arbitrator's fees and other costs of the arbitration. Nothing in this Section shall be construed to limit, or preclude either party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as the party may deem to be necessary or appropriate against conduct, or threatened conduct by the other party. Any arbitration proceeding under this Agreement shall be conducted in Minneapolis, Minnesota.

SECTION 8.8 RENEGOTIATION OF THIS AGREEMENT. Except as provided in Section 8.6, the parties shall renegotiate this Agreement if either party would be materially adversely affected by continued performance as a result of:

(1)   a change in law or regulation,

(2) a requirement that either party comply with an existing law or regulation contrary to the party's prior reasonable understanding, or

(3)   pursuant to Section 5.2.

The affected party must promptly notify the other party of the change or compliance requirement and its desire to renegotiate this Agreement. If a new agreement is not executed within 60 days of the receipt of the renegotiation notice, the party adversely affected shall have the right to terminate this Agreement upon 30 days prior written notice to the other party. Any such notice of termination must be given within 15 days of the end of the 60 day renegotiation period.

SECTION 8.9 CONFIDENTIAL BUSINESS INFORMATION. Client and Optum shall take all necessary steps to provide the maximum protection to the other party's trade secrets and confidential business information and records. Such information shall not be disclosed to third parties without the express written consent of the party to whom the information belongs. The parties shall not utilize any trade secrets or confidentia1 business information, including customer lists, or patented, trademarked, trade-named, service-marked or copyrighted material or property belonging to the other party other than is expressly permitted by this Agreement or otherwise in writing. Promotional videos may be rebroadcast and brochures made available via Client's intranet solely for the purpose of providing information about Optum's Services to Participants and provided such materials contain an appropriate copyright acknowledgment.

SECTION 8.10 CLIENT RESPONSIBILITY FOR PAYMENT OF BENEFITS. Optum is not responsible, under any circumstance for the payment of any medical expenses incurred by a Participant in the course of his or her treatment, or for coverage determinations or determinations regarding eligibility, benefits, benefit limitations, and exclusions. Client shall hold harmless and indemnify Optum from any liability of any type arising from a claim by a Participant for payment of benefits under a Plan or from a claim for the payment of expenses for health care services rendered by such provider to Participant.

SECTION 8.11 NON-WAIVER. The failure of either party to insist upon the strict observance or performance of any provision of this Agreement or to exercise any right or remedy shall not impair or waive any such right or remedy.

SECTION 8.12 RELATIONSHIP BETWEEN PARTIES. The relationship between Optum and Client is solely that of independent contractors. Nothing in this Agreement or otherwise shall be construed or deemed to create any other relationship, including one of employment, agency or joint venture.

SECTION 8.13 SURVIVAL OF TERMS. Any provisions of this Agreement which, by their nature, extend beyond the expiration, or termination of this Agreement, shall survive the termination of this Agreement, and shall remain in effect until all such obligations are satisfied.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT MAY BE ENFORCED BY THE PARTIES.


UNITED HEALTHCARE SERVICES, INC.                              CAREXPRESS
6300 Olson Memorial Highway                                   120 Gilbraltar Road, Suite 107
Golden Valley, Minnesota  55427                               Horsham, Pennsylvania  19044

By       /s/  R. Edward Bergmark                              By    /s/  R. D. Bowers
         ----------------------------------------------             --------------------------------------------------

R. Edward Bergmark                                            Print Name R. D. Bowers
                                                                              ----------------------------------------

CEO, Optum Division                                           Print Title     CEO
                                                                              ----------------------------------------

Date       9/5/01                                             Date    7/26/01
           --------------------------------------------               ------------------------------------------------


                      OPTUM(R) ASSISTANCE SERVICES ADDENDUM

This Addendum to the October 1, 2001 Optum Services Agreement (Agreement) is effective September 1, 2001, (Addendum Effective Date). This Addendum is effective until the Agreement or this Addendum is terminated. This Addendum sets forth the specific services and the compensation arrangement between Optum and Client for Assistance Services. For purposes of this Addendum, Members who are covered under Client's Plan and their family members.

                                   ARTICLE 1
                                   DEFINITIONS

ASSISTANCE SERVICES: Education, information, problem assessment, assistance, crisis management and referral for a Participant's personal problems relating to issues including, but not limited to, marital/family relations, financial and/or non-employment related legal issues, chemical or alcohol dependency, illnesses, and work related problems. Assistance Services shall be provided by master's degree level Optum Staff counselors.

OPTUM STAFF: An Optum professional employee who provides to Participants the services described in Article 2 of this Addendum.

                                   ARTICLE 2
                        PROVISION OF ASSISTANCE SERVICES

SECTION 2.1 ASSISTANCE SERVICES. Optum shall provide Assistance Services to Participants by telephone. Optum is available toll free 24 hours per day, 365 days per year. Optum may refer Participants to community resources for additional services, the cost of which are the responsibility of the Participant. Optum shall follow-up with Participants periodically, as determined by Optum to be clinically appropriate. Assistance Services include only those services described in this Addendum and specifically excludes the provision of information concerning Plan eligibility requirements, the content of a Plan, and the health care coverage available to a Participant.

                                   ARTICLE 3
                             CLIENT RESPONSIBILITIES

SECTION 3.1 TRANSFER OF PHONE LINES. If Client requests Optum to provide Optum Services via a toll free number transferred from Client's previous vendor, Client shall be responsible for obtaining all approvals and making all arrangements to transfer the toll free number from the previous vendor to Optum. Optum shall not be responsible for any delay in Optum Services due to the toll free number not being transferred to Optum in a timely manner, however, Optum shall use its best efforts to assist Client, if necessary, in completing the transfer process.

                                   ARTICLE 4
                      COMPENSATION FOR ASSISTANCE SERVICES

SECTION 4.1 ASSISTANCE SERVICE FEE. Client sha1l pay Optum the rates as outlined in the attached Care24 Services Product Addendum. Client shall pay all Monthly Payments on or before the 20th day of each month for which such Monthly Payment is due. Client shall calculate Monthly Payments using an estimate of the number of Members. Client shall adjust a subsequent Monthly Payment to reflect the difference between the estimated and actual number of Members. In the event Client paid the Monthly Rate for a Member who was not eligible to receive Assistance Services, Client may adjust a subsequent Monthly Payment to deduct up to, but not more than, two of the Monthly Rates paid after Member ceased to be eligible. Client and Optum may make other corrective adjustments to the Monthly Payment; provided, however, any corrective adjustments must be made within 60 days of the date on which the Monthly Payment was due to Optum.

SECTION 4.2 LATE PAYMENT CHARGE. A 1% per month finance fee shall be charged on any outstanding balance after 30 days.

SECTION 4.3 ADJUSTMENT OF FEES. Prior to each anniversary of the Effective Date, referred to in this Section as the "Renewal Date," Optum shall initiate discussions with Client regarding Optum's compensation for the next term of this Addendum. At least 90 days before the Renewal Date, Optum shall mail to Client written notice regarding their Services, rates and/or fees for the next term of this Addendum (Renewal Notice).

Client may terminate the Agreement and/or this Addendum by issuing written notice of termination within 30 days after the date of the Renewal Notice. Such termination is effective on the Renewal Date. If Client does not issue a written notice of termination, the new Optum Services, rates, and fees are effective on the Renewal Date, and the Agreement and this Addendum shall renew for an additional term.

                                   ARTICLE 5
                          TERMINATION OF THIS ADDENDUM

SECTION 5.1 TERMINATION. This Addendum may be terminated in accordance with
Section 7.2 of the Agreement. Unless otherwise provided in the notice of termination or in this Addendum, termination of this Addendum in accordance with
Section 7.2 of the Agreement shall not result in termination of the Agreement.

SECTION 5.2 TERMINATION OF THE AGREEMENT. This Addendum automatically terminates on the date of termination of the Agreement.

SECTION 5.3 EFFECT OF TERMINATION OF THIS ADDENDUM ON THE AGREEMENT. In the event this Addendum is the only Addendum to the Agreement, the Agreement automatically terminates on the date termination of this Addendum.

                                   ARTICLE 6
                                  MISCELLANEOUS

SECTION 6.1 RELATIONSHIP BETWEEN OPTUM STAFF COUNSELORS AND PARTICIPANTS. Nothing in the Agreement or this Addendum shall change, alter, or interfere with any professional relationship that exists between any Optum Staff counselor providing Assistance Services and any Participant.

SECTION 6.2 COMPLIANCE WITH CALIFORNIA AND NEVADA LAW. In the event Client has Participants located in California or Nevada, Client acknowledges that Optum is not licensed in California pursuant to the California Knox-Keene Act or in Nevada pursuant to the Prepaid Limited Health Services Organization Act. The terms of this Agreement that are subject to the laws of the State of California or the State of Nevada are automatically modified to the extent necessary to comply with California's Knox-Keene Exemption regulations or Nevada's Prepaid Limited Health Services Organization Exemption regulations, including, but not limited to the number of Assistance Services for problem assessment, assistance or crisis management provided to a Participant and the pre-payment of any fees. In the event that Optum claims a similar exemption in any other state, the terms of this Agreement subject to such laws are automatically modified to the extent necessary to comply with such laws.

                      OPTUM(R) NURSELINE SERVICES ADDENDUM

This Addendum to the October 1, 2001 Optum Services Agreement (Agreement) is effective September 1, 2001 (Addendum Effective Date). This Addendum is effective until the Agreement or this Addendum is terminated. This Addendum sets forth the specific services and the compensation arrangement between Optum and Client for NurseLine Services. For purposes of this Addendum, Members who are covered under Client's Plan and their family members.

                                   ARTICLE 1
                                   DEFINITIONS

NURSELINE SERVICES: General health information, identification of specific health-related concerns, and provision of educational information regarding those concerns. NurseLine Services shall be provided by Optum Staff nurses.

OPTUM STAFF: An Optum professional employee who provides to Participants the services described in Article 2 of this Addendum.

                                   ARTICLE 2
                         PROVISION OF NURSELINE SERVICES

SECTION 2.1 NURSELINE SERVICES. Optum shall provide NurseLine Services to Participants by telephone. Optum is available toll free 24 hours per day, 365 days per year. NurseLine Services include only those services described in this Addendum and specifically excludes the provision of information concerning Plan eligibility requirements, the content of a Plan, and the health care coverage available to a Participant.

                                   ARTICLE 3
                                   GUIDELINES

SECTION 3.1 MAINTENANCE OF GUIDELINES. Optum shall establish and maintain medical guidelines used by Optum Staff nurses, in a written and electronic format, for the most common types of inquiries from Participants. Such guidelines shall specify the health information to be provided to a Participant presenting such an inquiry.

                                   ARTICLE 4
                             CLIENT RESPONSIBILITIES

SECTION 4.1 TRANSFER OF PHONE LINES. If Client requests Optum to provide Optum Services via a toll free number transferred from Client's previous vendor, Client shall be responsible for obtaining all approvals and making all arrangements to transfer the toll free number from the previous vendor to Optum. Optum shall not be responsible for any delay in Optum Services due to the toll free number not being transferred to Optum in a timely manner, however, Optum shall use its best efforts to assist Client, if necessary, in completing the transfer process.

                                   ARTICLE 5
                       COMPENSATION FOR NURSELINE SERVICES

SECTION 5.1 NURSELINE SERVICE FEE. Client shall pay Optum the rates as outlined in the attached Care24 Services Product Addendum. Client shall pay all Monthly Payments on or before the 20th day of each month for which such Monthly Payment is due. Client shall calculate Monthly Payments using an estimate of the number of Members. Client shall adjust a subsequent Monthly Payment to reflect the difference between the estimated and actual number of Members. In the event Client paid the Monthly Rate for a Member who was not eligible to receive NurseLine Services, Client may adjust a subsequent Monthly Payment to deduct up to, but not more than, two of the Monthly Rates paid after Member ceased to be eligible. Client and Optum may make other corrective adjustments to the Monthly Payment; provided, however, any corrective adjustments must be made within 60 days of the date on which the Monthly Payment was due to Optum.

SECTION 5.2 LATE PAYMENT CHARGE. A 1% per month finance fee shall be charged on any outstanding balance after 30 days.

SECTION 5.3 ADJUSTMENT OF FEES. Prior to each anniversary of the Effective Date, referred to in this Section as the "Renewal Date," Optum shall initiate discussions with Client regarding Optum's compensation for the next term of this Addendum. At least 90 days before the Renewal Date, Optum shall mail to Client written notice regarding their Services, rates and/or fees for the next term of this Addendum (Renewal Notice).

Client may terminate the Agreement and/or this Addendum by issuing written notice of termination within 30 days after the date of the Renewal Notice. Such termination is effective on the Renewal Date. If Client does not issue a written notice of termination, the new Optum Services, rates and fees are effective on the Renewal Date, and the Agreement and this Addendum shall renew for an additional term.

                                   ARTICLE 6
                          TERMINATION OF THIS ADDENDUM

SECTION 6.1 TERMINATION. This Addendum may be terminated in accordance with
Section 7.2 of the Agreement. Unless otherwise provided in the notice of termination or in this Addendum, termination of this Addendum in accordance with
Section 7.2 of the Agreement shall not result in termination of the Agreement.

SECTION 6.2 TERMINATION OF THE AGREEMENT. This Addendum automatically terminates on the date of termination of the Agreement.

SECTION 6.3 EFFECT OF TERMINATION OF THIS ADDENDUM ON THE AGREEMENT. In the event this Addendum is the only Addendum to the Agreement, the Agreement automatically terminates on the date of termination of this Addendum.

                                   ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.1 RELATIONSHIP BETWEEN OPTUM STAFF NURSES AND PARTICIPANTS. Nothing contained in the Agreement or this Addendum shall constitute or be construed to create a nurse-patient relationship between Participants and the Optum Staff nurses providing NurseLine Services to such Participants.

                        OPTUM(R) CARE24 SERVICES ADDENDUM

This Addendum to the October 1, 2001 Optum Services Agreement (Agreement) is effective September 1, 2001 (Addendum Effective Date). This Addendum is effective until the Agreement or this Addendum is terminated. This Addendum sets forth the specific services and the compensation arrangement between Optum and Client for Care24 Services. For purposes of this Addendum, Members who are covered under Client's Plan and their family members.

                                   ARTICLE 1
                                   DEFINITIONS

CARE24 SERVICES: Education, information, problem assessment, assistance, crisis management and referral for a Participant's personal problems relating to issues including, but not limited to, marital/family relations, financial and/or non-employment related legal issues, chemical or alcohol dependency, illnesses, work related problems, general health information, identification of specific health-related concerns, and provision of educational information regarding those concerns. Care24 Services shall be provided by master's degree level Optum Staff counselors and/or by Optum Staff nurses, as Optum determines appropriate.

OPTUM STAFF: An Optum professional employee who provides to Participants the services described in Article 2 of this Addendum.

                                   ARTICLE 2
                          PROVISION OF CARE24 SERVICES

SECTION 2.1 CARE24 SERVICES. Optum shall provide Care24 Services to Participants by telephone. Optum is available toll free 24 hours per day, 365 days per year. Optum may refer Participants to community resources for additional services, the cost of which are the responsibility of the Participant. Optum shall follow-up with Participants periodically, as determined by Optum to be clinically appropriate. Care24 Services include only those services described in this Addendum and specifically excludes the provision of information concerning Plan eligibility requirements, the content of a Plan, and the health care coverage available to a Participant.

                                   ARTICLE 3
                                   GUIDELINES

SECTION 3.1 MAINTENANCE OF GUIDELINES. Optum shall establish and maintain medical guidelines used by Optum Staff nurses, in a written and electronic format, for the most common types of inquiries from Participants. Such guidelines shall specify the health information to be provided to a Participant presenting such an inquiry.

                                   ARTICLE 4
                             CLIENT RESPONSIBILITIES

SECTION 4.1 TRANSFER OF PHONE LINES. If Client requests Optum to provide Optum Services via a toll free number transferred from Client's previous vendor, Client shall be responsible for obtaining all approvals and making all arrangements to transfer the toll free number from the previous vendor to Optum. Optum shall not be responsible for any delay in Optum Services due to the toll free number not being transferred to Optum in a timely manner, however, Optum shall use its best efforts to assist Client, if necessary, in completing the transfer process.



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                                   ARTICLE 5
                         COMPENSATION FOR CARE24 SERVICE

SECTION 5.1 CARE24 SERVICE FEE. Client shall pay Optum per Member per month (Monthly Rate) for each Member that month (Monthly Payment) or [**] per month (Minimum Monthly Payment), whichever is greater as outlined in the table below. The Monthly Minimum Payment shall become effective 90 days after the Effective Date of the Agreement.

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            OPTUM SERVICE                             MONTHLY RATE
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         Assistance Services                              [**]
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         NurseLine Services                               [**]
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           Care24 Services                                [**]
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Client shall pay all Monthly Payments on or before the 20th day of each month for which such Monthly Payment is due. Client shall calculate Monthly Payments using an estimate of the number of Members. Client shall adjust a subsequent Monthly Payment to reflect the difference between the estimated and actual number of Members. In the event Client paid the Monthly Rate for a Member who was not eligible to receive Care24 Services, Client may adjust a subsequent Monthly Payment to deduct up to, but not more than, two of the Monthly Rates paid after Member ceased to be eligible. Client and Optum may make other collective adjustments to the Monthly Payment; provided, however, any corrective adjustments must be made within 60 days of the date on which the Monthly Payment was due to Optum.

SECTION 5.2 LATE PAYMENT CHARGE. A 1% per month finance fee shall be charged on any outstanding balance after 30 days.

SECTION 5.3 ADJUSTMENT OF FEES. Prior to each anniversary of the Effective Date, referred to in this Section as the "Renewal Date," Optum shall initiate discussions with Client regarding Optum's compensation for the next term of this Addendum. At least 90 days before the Renewal Date, Optum shall mail to Client written notice regarding their Services, rates, and/or fees for the next term of this Addendum (Renewal Notice).

Client may terminate the Agreement and/or this Addendum by issuing written notice of termination within 30 days after the date of the Renewal Notice. Such termination is effective on the Renewal Date. If Client does not issue a written notice of termination, the new Optum Services, rates, and fees are effective on the Renewal Date, and the Agreement and this Addendum shall renew for an additional term.

                                   ARTICLE 6
                          TERMINATION OF THIS ADDENDUM

SECTION 6.1 TERMINATION. This Addendum may be terminated in accordance with
Section 7.2 of the Agreement. Unless otherwise provided in the notice of termination or in this Addendum, termination of this Addendum in accordance with
Section 7.2 of the Agreement shall not result in termination of the Agreement.

SECTION 6.2 TERMINATION OF THE AGREEMENT. This Addendum automatically terminates on the date of termination of the Agreement.

SECTION 6.3 EFFECT OF TERMINATION OF THIS ADDENDUM ON THE AGREEMENT. In the event this Addendum is the only Addendum to the Agreement, the Agreement automatically terminates on the date of termination of this Addendum.

                                   ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.1 RELATIONSHIP BETWEEN OPTUM STAFF COUNSELORS AND PARTICIPANTS. Nothing in the Agreement or this Addendum shall change, alter, or interfere with any professional relationship that exists between any Optum Staff counselor providing Care24 Services and any Participant.

SECTION 7.2 RELATIONSHIP BETWEEN OPTUM STAFF NURSES AND PARTICIPANTS. Nothing contained in the Agreement or this Addendum shall constitute or be construed to create a nurse-patient relationship between Participants and the

** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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Optum Staff nurses providing Care24 Services to such Participants.

SECTION 7.3 COMPLIANCE WITH CALIFORNIA AND NEVADA LAW. In the event Client has Participants located in California or Nevada, Client acknowledges that Optum is not licensed in California pursuant to the California Knox-Keene Act or in Nevada pursuant to the Prepaid Limited Health Services Organization Act. The terms of this Agreement that are subject to the laws of the State of California or the State of Nevada are automatically modified to the extent necessary to comply with California's Knox-Keene Exemption regulations or Nevada's Prepaid Limited Health Services Organization Exemption regulations, including, but not limited to the number of Care24 or Assistance Services for problem assessment, assistance or crisis management provided to a Participant and the prepayment of any fees. In the event that Optum claims a similar exemption in any other state, the terms of this Agreement subject to such laws are automatically modified to the extent necessary to comply with such laws.



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